WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") dated as of December 21, 2016, by and between Enphase Energy, Inc., a Delaware corporation ("Borrower"), the lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders ("Agent").
R E C I T A L S:
WHEREAS, Agent, Lenders and Borrower have entered into certain financing arrangements pursuant to that certain Amended and Restated Credit Agreement, dated as of December 18, 2015 (as amended hereby, and as the same may have heretofore been or may hereafter be further amended, supplemented, extended, renewed, restated, replaced or otherwise modified, the "Loan Agreement"), by and among the Lenders from time to time party thereto (the "Lenders"), Agent, and Borrower;
WHEREAS, as of the date hereof, certain Events of Default under the Loan Agreement and the other Loan Documents have occurred and are continuing;
WHEREAS, Borrower has requested that, subject to the terms and conditions of this Agreement, Agent and Lenders waive such Events of Default which are continuing;
WHEREAS, Agent and Lenders are willing to agree to waive such Events of Default, solely on the terms and conditions specified herein.
NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:
Section 1.DEFINITIONS
1.1.    Interpretation. All capitalized terms used herein (including the recitals hereto) will have the respective meanings ascribed thereto in the Loan Agreement unless otherwise defined herein. The foregoing recitals, together with all exhibits attached hereto, are incorporated by this reference and made a part of this Agreement. Unless otherwise provided herein, all section and exhibit references herein are to the corresponding sections and exhibits of this Agreement.
1.2.    Additional Definitions. As used herein, the following terms will have the respective meanings given to them below:
(a)    "Existing Defaults" means, collectively, the Events of Default identified on Exhibit A hereto.
Section 2.    ACKNOWLEDGMENTS

2.1.    Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that as of the close of business on December 21, 2016, (a) Borrower is indebted to Lenders in respect of the Revolving Loans in the principal amount of $11,600,000, (b) Borrower is indebted to Lenders in respect of Letters of Credit in the principal amount of $73,896.22, and (c) Borrower is indebted to Lenders in respect of Bank Products in the principal amount of $0. Borrower hereby acknowledges, confirms and agrees that all such Obligations, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrower to Lenders, are unconditionally owing by Borrower to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.
2.2.    Acknowledgment of Security Interests. Borrower hereby acknowledges, confirms and agrees that Agent has, and will continue to have, valid, enforceable and perfected first-priority continuing liens upon and security interests in the Collateral heretofore granted to Agent, for the benefit of Agent and Lenders, pursuant to the Loan Agreement and the other Loan Documents or otherwise granted to or held by Agent, for the benefit of Agent and Lenders.
2.3.    Binding Effect of Documents. Borrower hereby acknowledges, confirms and agrees that: (a) this Agreement constitutes a Loan Document, (b) each of the Loan Agreement and the other Loan Documents to which it is a party has been duly executed and delivered to Agent by Borrower, and each is and will remain in full force and effect as of the date hereof except as modified pursuant hereto, (c) the agreements and obligations of Borrower contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of Borrower, enforceable against it in accordance with their respective terms, and Borrower has no valid defense to the enforcement of such Obligations, (d) Agent and Lenders are and will be entitled to the rights, remedies and benefits provided for under the Loan Agreement and the other Loan Documents and applicable law and (e) Borrower shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Loan Agreement or any of the other Loan Documents during the continuance of any Event of Default, and, except to the extent expressly provided otherwise in this Agreement, any right or action of Borrower set forth in the Loan Agreement or the other Loan Documents that is conditioned on the absence of any Event of Default may not be exercised or taken as a result of the Existing Defaults.
Section 3.    WAIVER OF SPECIFIED DEFAULTS
3.1.    Acknowledgment of Default. Borrower hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, each of which constitutes an Event of Default and entitles Agent and Lenders to exercise their rights and remedies under the Loan Agreement and the other Loan Documents, applicable law or otherwise. Borrower represents and warrants that as of the date hereof, no Events of Default exist other than the Existing Defaults. Borrower hereby acknowledges and agrees that Agent and Lenders have the exercisable right to declare the Obligations to be immediately due and payable under the terms of the Loan Agreement and the other Loan Documents.
3.2.    Waiver. In reliance upon the representations, warranties and covenants of Borrower contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Agent and Lenders agree to waive the Existing Defaults.
3.3.    Reservation of Rights.
(a)    Agent and Lenders have not waived, are not by this Agreement waiving, and have no intention of waiving, any Events of Default which are not listed on Exhibit A attached hereto or which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise), and Agent and Lenders have not agreed to forbear or waive with respect to any of their rights or remedies concerning any Events of Default (other than the Existing Defaults to the extent expressly set forth herein) occurring at any time.
(b)    Subject to Section 3.2 above with respect to the Existing Defaults, Agent and Lenders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Loan Agreement and the other Loan Documents as a result of any other Events of Default occurring at any time. Agent and Lenders have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on their part in exercising any such rights or remedies, may or will be construed as a waiver of any such rights or remedies.
3.4.    Additional Events of Default. The parties hereto acknowledge, confirm and agree that any misrepresentation by Borrower, or any failure of Borrower to comply with the covenants, conditions and agreements contained in this Agreement, the Loan Agreement or any other Loan Document or in any other agreement, document, or instrument at any time executed or delivered by Borrower with, to or in favor of Agent or any Lenders will constitute an immediate Event of Default under this Agreement, the Loan Agreement, and the other Loan Documents. In the event that any Person, other than Agent or Lenders, at any time exercises for any reason (including, without limitation, by reason of any Existing Defaults, any other present or future Event of Default, or otherwise) any of its rights or remedies against Borrower or any obligor providing credit support for Borrower's obligations to such other Person, or against Borrower's or such obligor's properties or assets, such event will constitute an immediate Event of Default hereunder and an Event of Default under the Loan Agreement and the other Loan Documents (without any notice or grace or cure period).
Section 4.    AMENDMENTS.
4.1.    Section 5.16 of the Credit Agreement is amended by deleting the following sentence:
Such sole dominion and control and such right of Agent to elect to apply amounts received into the Collection Account against the Obligations shall continue until such time as (x) Borrower has maintained Availability of more than the greater of (i) $12,500,000 and (ii) 16.67% of the Maximum Revolver Amount, for 30 consecutive days, (y) no Default or Event of Default has occurred and is continuing, and (z) no additional Dominion Triggering Event is reasonably expected to occur on or immediately after such time.

4.2.    Section 7 of the Credit Agreement is amended by deleting the following sentences:

Borrower may, at its option upon 10 Business Days prior written notice to Agent, elect to convert its financial covenant test to maintaining a minimum Fixed Charge Coverage Ratio equal to or greater than 1.1:1.0 tested on the last calendar day of each month (commencing with the last day of the most recent monthly period for which financial statements have been delivered hereunder prior to such notice (for purposes of this Section 7, the “Measurement Date”)) so long as: (a) Borrower has demonstrated to Agent in a Compliance Certificate (which shall be a supplemental Compliance Certificate if Borrower was not previously required to report its Fixed Charge Coverage Ratio in the Compliance Certificate for the Measurement Date) that it has maintained a Fixed Charge Coverage Ratio, measured as of the Measurement Date for the trailing 12 months, greater than or equal to 1.1:1.0, and (b) no Event of Default has occurred and is continuing. After Borrower so elects, Borrower will be subject to the minimum Fixed Charge Coverage Ratio for the remainder of the term of this Agreement and cannot elect to switch back to the minimum Liquidity covenant in lieu thereof.

4.3.    Schedule 5.2 of the Credit Agreement is hereby amended by adding the following row at the beginning of the schedule:

Semi-monthly (no later than the 10th day of each month and 15 days thereafter)
A Cash Flow Forecast consisting of a rolling, 13-week consolidated and consolidating cash flow forecast of the Borrower and its Subsidiaries (including, without limitation, projected and accrued expenses, collections, sales, and loan balances of the Borrower and its Subsidiaries), prepared and approved by the Borrower's management, showing any changes from the previous Cash Flow Forecast and providing an explanation for any material changes in any forecast.

Section 5.    AGREEMENT REGARDING COLLECTION ACCOUNT
5.1.    Borrower hereby acknowledges and agrees that (i) a Dominion Triggering Event has occurred; (ii) Agent currently is entitled to sole dominion and control of the Collection Account and to apply all amounts received into the Collection Account against the Obligations pursuant to Section 5.16 of the Credit Agreement; (iii) at this time, Agent has elected to exercise such dominion and control pursuant to Section 5.16 with respect to all amounts received in the Collection Account in the future; and (iv) such exercise of dominion and control, in addition to the other rights of Agent under Section 5.16 (as amended herein), which are hereby expressly acknowledged and reserved, will continue until Payment in Full of the Obligations. Further, Borrower and Agent agree that, notwithstanding the foregoing or anything to the contrary in the Credit Agreement, so long as there has been no Default or Event of Default other than the Existing Defaults, Agent (i) will not apply any amounts received from the Collection Account against any Libor Rate Loan and (ii) will remit any such funds received from the Collection Account that are not applied to the Obligations to Borrower by depositing such funds into the Designated Account, provided that Agent will not remit such funds if such remittance would cause a Default or Event of Default (including, without limitation, Borrower not maintaining sufficient Liquidity or Availability immediately prior to and following such remittance).
Section 6.    REPRESENTATIONS AND WARRANTIES
Borrower hereby represents, warrants and covenants as follows:
6.1.    Representations in the Loan Agreement and the Other Loan Documents. Each of the representations and warranties made by or on behalf of Borrower to Agent or any Lender in the Loan Agreement or any of the other Loan Documents was true and correct when made, and is, except for the Existing Defaults, true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by Borrower on the date hereof and in this Agreement. All of the information contained in the schedules attached to the Loan Agreement and Guaranty and Security Agreement remains true and correct, except to the extent that (a) Borrower has previously disclosed updates to such schedules in accordance with the Credit Agreement or (b) such schedules are amended and restated and attached hereto as Exhibit B.
6.2.    Binding Effect of Documents. This Agreement has been duly authorized, executed and delivered to Agent and Lenders by Borrower, is enforceable in accordance with its terms and is in full force and effect.
6.3.    No Conflict. The execution, delivery and performance of this Agreement by Borrower will not violate any requirement of law or contractual obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues, except for as specifically contemplated herein.
Section 7.    CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT
The effectiveness of the terms and provisions of this Agreement will be effective immediately upon the satisfaction of the following conditions precedent:
(a)    Agent's receipt of this Agreement, duly authorized, executed and delivered by Borrower;
(b)    Agent's receipt of all fees and other amounts payable on or prior to the closing date of this Agreement, including all attorneys', consultants' and other professionals' fees and expenses incurred by Lender;
(c)    Agent's receipt from Borrower of evidence of the corporate authority of Borrower to execute, deliver and perform its obligations under this Agreement and, if applicable, all other agreements and documents executed in connection therewith; and
(d)    no Default or Event of Default (other than the Existing Defaults) has occurred.

Section 8.    MISCELLANEOUS
8.1.    Continuing Effect of Loan Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified and reaffirmed by all parties hereto as of the date hereof. To the extent of any conflict between the terms of this Agreement, the Loan Agreement and the other Loan Documents, the terms of this Agreement will govern and control. The Loan Agreement and this Agreement will be read and construed as one agreement.
8.2.    Costs and Expenses. In addition to, and without in any way limiting, the obligations of Borrower set forth in Section 2.5 of the Loan Agreement, Borrower absolutely and unconditionally agrees to pay to Agent on demand by Agent at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated:  all fees, costs and expenses incurred by Agent and any of its directors, officers, employees or agents (including, without limitation, fees, costs and expenses incurred by any counsel to Agent, regardless of whether Agent or any such other Person is a prevailing party, in connection with (a) the preparation, negotiation, execution, delivery or enforcement of this Agreement, the Loan Agreement, the Guaranty and Security Agreement and any amendment thereto, any intercreditor agreement with the Term Lenders, Term Agent, and Flextronics, the other Loan Documents and any agreements, documents or instruments contemplated hereby and thereby, and (b) any investigation, litigation or proceeding related to this Agreement, the Loan Agreement, the Guaranty and Security Agreement and any amendment thereto, any intercreditor agreement with the Term Lenders, Term Agent, and Flextronics, or any other Loan Document or any act, omission, event or circumstance in any manner related to any of the foregoing.
8.3.    Further Assurances. At Borrower's expense, the parties hereto will execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.
8.4.    Successors and Assigns; No Third-Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. No Person other than the parties hereto, and in the case of Sections 8.6 and 8.7 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Sections 8.6 and 8.7 are hereby expressly disclaimed.
8.5.    Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of Borrower made in this Agreement or any other document furnished in connection with this Agreement will survive the execution and delivery of this Agreement and the Forbearance Period, and no investigation by Agent or any Lender, or any closing, will affect the representations and warranties or the right of Agent and Lenders to rely upon them.
8.6.    Release.
(a)    In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (Borrower and all such other Persons being hereinafter referred to collectively as the "Releasing Parties" and individually as a "Releasing Party"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Loan Agreement, any of the other Loan Documents or any of the transactions hereunder or thereunder. Releasing Parties hereby represent to the Releasees that they have not assigned or transferred any interest in any Claims against any Releasee prior to the date hereof.
(b)    Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)    As to each and every claim released hereunder, Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

As to each and every claim released hereunder, Borrower also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of California), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

8.7.    Covenant Not to Sue. Each Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to Section 8.6 above. If any Releasing Party violates the foregoing covenant, Borrower, for itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.
8.8.    Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable will not impair or invalidate the remainder of this Agreement.
8.9.    Reviewed by Attorneys. Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto will be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.
8.10.    Disgorgement. If Agent or any Lender is, for any reason, compelled by a court or other tribunal of competent jurisdiction to surrender or disgorge any payment, interest or other consideration described hereunder to any person because the same is determined to be void or voidable as a preference, fraudulent conveyance, impermissible set-off or for any other reason, such indebtedness or part thereof intended to be satisfied by virtue of such payment, interest or other consideration will be revived and continue as if such payment, interest or other consideration had not been received by Agent or such Lender, and Borrower will be liable to, and will indemnify, defend and hold Agent or such Lender harmless for, the amount of such payment or interest surrendered or disgorged. The provisions of this Section will survive repayment of the Obligations or any termination of the Loan Agreement or any other Loan Document.
8.11.    Reserved.
8.12.    Relationship. Borrower agrees that the relationship between Agent and Borrower and between each Lender and Borrower is that of creditor and debtor and not that of partners or joint venturers. This Agreement does not constitute a partnership agreement, or any other association between Agent and Borrower or between any Lender and Borrower. Borrower acknowledges that Agent and each Lender has acted at all times only as a creditor to Borrower within the normal and usual scope of the activities normally undertaken by a creditor and in no event has Agent or any Lender attempted to exercise any control over Borrower or its business or affairs. Borrower further acknowledges that Agent and each Lender has not taken or failed to take any action under or in connection with its respective rights under the Loan Agreement or any of the other Loan Documents that in any way, or to any extent, has interfered with or adversely affected Borrower's ownership of Collateral.
8.13.    No Effect on Rights Under Subordination Agreements. Agent's agreement pursuant to Section 3.2 of this Agreement shall not extend to any of Agent's rights or remedies under any subordination agreement (including the Intercreditor Agreement) in favor of Agent governing the Term Loan Facility which may arise as a result of the Existing Defaults, it being understood that the Existing Defaults shall at all times constitute Events of Default (or waived Events of Default) for purposes of any applicable subordination agreement (including the Intercreditor Agreement) in favor of Agent, and Agent shall at all times be permitted to enforce all rights and remedies in respect thereof (including, without limitation, blocking payments to any holders of Subordinated Indebtedness in accordance with any applicable subordination agreement).
8.14.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.
(a)    THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.
(b)    THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.14(b).

(c)    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A "CLAIM"). BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(d)    BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES AND THE STATE OF CALIFORNIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(e)    NO CLAIM MAY BE MADE BY ANY LOAN PARTY AGAINST THE AGENT, THE SWING LENDER, ANY OTHER LENDER, ISSUING BANK, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
(f)    IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE "COURT") BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN

CLAUSE (C) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:
(i)    WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.
(ii)    THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.
(iii)    UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.
(iv)    EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY

SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE'S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.
(v)    THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.
(vi)    THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE'S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.
(vii)    THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE,
EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.
8.15.    Counterparts. This Agreement may be executed and delivered via facsimile or email (in .pdf format) transmission with the same force and effect as if an original were executed, and may be executed in any number of counterparts, but all of such counterparts will together constitute but one and the same agreement. The Borrower hereby agrees that, notwithstanding the previous sentence, it will provide Agent with original signatures pages within five (5) Business Days of the date hereof.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

ENPHASE ENERGY, INC., a Delaware corporation By /s/ PAUL B. NAHI Name Paul B. Nahi Title President and CEO

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender By /s/ SCOTT E. BOWERMAN Name Scott E. Bowerman Title VP

EXHIBIT A
to
WAIVER AND SECOND AMENDMENT
Existing Defaults

•	Event of Default caused by allowing Availability to be less than $12,500,000, in violation of Section 7, from November 18, 2016 to November 21, 2016.

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EXHIBIT B
to
WAIVER AND SECOND AMENDMENT
Updated Schedules

None.

17